EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints, jointly and severally, Francis A. Newman and Arnold Gans, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Report on Form 10-KSB, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Exchange Act of 1934 this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature                                 Title                                 Date
---------                                 -----                                 ----
/s/ FRANCIS A. NEWMAN           Chairman, CEO                             April 28, 2004
-------------------------------  and Director
Francis A. Newman


/s/ ARNOLD GANS                 President (Principal  Operating           April 28, 2004
-------------------------------  Officer and Principal Accounting
 Arnold Gans                     And Financial Officer) and Director


/s/ MYRA GANS                   Executive Vice President,                 April 28, 2004
-------------------------------  Secretary and Director
Myra Gans


/s/ LAWRENCE BURSTEIN           Director                                  April 28, 2004
-------------------------------
Lawrence Burstein


/s/ ANDREW HOROWITZ             Director                                  April 28, 2004
-------------------------------
Andrew Horowitz


/s/ MARK H. ROSENBERG           Director                                  April 28, 2004
-------------------------------
Mark H. Rosenberg